UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

REGENCY CENTERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! REGENCY CENTERS CORPORATION 2024 Annual Meeting Vote by April 30, 2024 11:59 PM ET REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE, FL 32202 V33665-P07190 You invested in REGENCY CENTERS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 1, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 1, 2024 8:00 AM Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/REG2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting ItemsRecommends1.Election of Directors to each serve for a one-year term.Nominees:1a.Martin E. Stein, Jr. For 1b.Bryce Blair For 1c.C. Ronald BlankenshipFor 1d.Kristin A. CampbellFor 1e.Deirdre J. EvensFor 1f.Thomas W. FurphyFor 1g.Karin M. KleinFor 1h.Peter D. LinnemanFor 1i.David P. O’ConnorFor 1j.Lisa PalmerFor 1k.James H. Simmons, IIIFor 2.Approval, in an advisory vote, of the Company’s executive compensation.For 3.Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.For